EXHIBIT 99.1

Investor and Analyst Contact: Jeffrey S. Beyersdorfer (602) 286-1530	Media Contact: Gary Hanson (602) 286-1777

WESTERN REFINING LOGISTICS, LP

PRICES INITIAL PUBLIC OFFERING

EL PASO, Texas – October 9, 2013—Western Refining Logistics, LP (“WNRL”), a Delaware limited partnership and wholly owned subsidiary of Western Refining, Inc. (“Western”) (NYSE:WNR) announced today that it has priced an initial public offering of 13,750,000 common units representing limited partner interests in WNRL, at $22.00 per unit, pursuant to a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (“SEC”). The common units are expected to begin trading on the New York Stock Exchange (“NYSE”) on October 10, 2013, under the ticker symbol “WNRL.” WNRL has granted the underwriters a 30-day option to purchase from WNRL up to an additional 2,062,500 common units, at the initial public offering price. The offering is expected to close on or about October 16, 2013, subject to customary closing conditions.

Upon the conclusion of this offering, the public will own a 30.1% limited partner interest in WNRL, or a 34.7% limited partner interest if the underwriters exercise their option to purchase additional common units in full. Western, through certain of its subsidiaries, will own the remaining limited partner interest and all of the incentive distribution rights in WNRL.

BofA Merrill Lynch and Barclays are acting as lead joint book-running managers and structuring agents for the offering.

Goldman, Sachs & Co. and Wells Fargo Securities are acting as joint book-running managers for this offering, and Credit Suisse, Deutsche Bank Securities, UBS Investment Bank, Credit Agricole CIB and SunTrust Robinson Humphrey are acting as co-managers for this offering.

A registration statement relating to these securities has been filed with, and declared effective by, the SEC. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer of common units will be made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933. A copy of the prospectus relating to the offering may be obtained on the SEC’s web site at http://www.sec.gov under the registrant’s name, “Western Refining Logistics, LP,” or from the offices listed below:

BofA Merrill Lynch

222 Broadway, 7th Floor

New York, NY 10038

Attn: Prospectus Department

Email: dg.prospectus_requests@baml.com

Goldman, Sachs & Co.

Attn: Prospectus Department

200 West Street

New York, NY 10282

Email: prospectus-ny@ny.email.gs.com

Telephone: (866) 471-2526

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

Email: Barclaysprospectus@broadridge.com

Toll free: (888) 603-5847

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, NY 10152

Email: cmclientsupport@wellsfargo.com

About Western Refining Logistics, LP

Headquartered in El Paso, Texas, WNRL is a fee-based, growth oriented Delaware limited partnership recently formed by Western to own, operate, develop, and acquire terminals, storage tanks, pipelines, and other logistics assets.

Forward-Looking Statements

This news release contains “forward-looking statements” which are based on current plans and expectations and involve a number of risks and uncertainties that could cause actual results and events to vary materially, including but not limited to the inability to complete the initial public offering. For a full discussion of these risks and uncertainties, please refer to the “Risk Factors” section of the Registration Statement on Form S-1 initially filed by WNRL on July 25, 2013, and the information included in subsequent amendments and other filings. These forward-looking statements are based on and include our expectations as of the date hereof. Subsequent events and market developments could cause our expectations to change. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if new information becomes available, except as may be required by applicable law.

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